                                                                Exhibit 14

                               POWER OF ATTORNEY

                   With Respect to the Canada Life of America
                           Variable Annuity Account 2

Know all men by these presents that Ronald E. Beettam whose signature appears below, constitutes and appoints Ronald E. Beettam and Thomas C. Scott and each of them, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any reports and amendments thereto for the Form N-4 for the Canada Life of America Variable Annuity Account 2 and to file the same, with exhibits thereto and other documents, in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Date: March 10, 2000


                              /s/Ronald E. Beettam
                              --------------------
                              Ronald E. Beettam

                               POWER OF ATTORNEY

                   With Respect to the Canada Life of America
                           Variable Annuity Account 2

Know all men by these presents that Kenneth T. Ledwos whose signature appears below, constitutes and appoints Ronald E. Beettam and Thomas C. Scott and each of them, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any reports and amendments thereto for the Form N-4 for the Canada Life of America Variable Annuity Account 2 and to file the same, with exhibits thereto and other documents, in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Date: March 10, 2000


                              /s/Kenneth T. Ledwos
                              --------------------
                              Kenneth T. Ledwos

                               POWER OF ATTORNEY

                   With Respect to the Canada Life of America
                           Variable Annuity Account 2

Know all men by these presents that D. A. Loney whose signature appears below, constitutes and appoints Ronald E. Beettam and Thomas C. Scott and each of them, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any reports and amendments thereto for the Form N-4 for the Canada Life of America Variable Annuity Account 2 and to file the same, with exhibits thereto and other documents, in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Date: March 10, 2000


                              /s/D. A. Loney
                              --------------
                              D. A. Loney

                               POWER OF ATTORNEY

                   With Respect to the Canada Life of America
                           Variable Annuity Account 2

Know all men by these presents that H. A. Rachfalowski whose signature appears below, constitutes and appoints Ronald E. Beettam and Thomas C. Scott and each of them, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any reports and amendments thereto for the Form N-4 for the Canada Life of America Variable Annuity Account 2 and to file the same, with exhibits thereto and other documents, in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Date: March 10, 2000


                              /s/Henry A. Rachfalowski
                              ------------------------
                              Henry A. Rachfalowski

                               POWER OF ATTORNEY

                   With Respect to the Canada Life of America
                           Variable Annuity Account 2

Know all men by these presents that Thomas C. Scott whose signature appears below, constitutes and appoints Ronald E. Beettam and Thomas C. Scott and each of them, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any reports and amendments thereto for the Form N-4 for the Canada Life of America Variable Annuity Account 2 and to file the same, with exhibits thereto and other documents, in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Date: March 10, 2000


                              /s/Thomas C. Scott
                              ------------------
                              Thomas C. Scott

                               POWER OF ATTORNEY

                   With Respect to the Canada Life of America
                           Variable Annuity Account 2

Know all men by these presents that Stephen H. Zimmerman whose signature appears below, constitutes and appoints Ronald E. Beettam and Thomas C. Scott and each of them, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any reports and amendments thereto for the Form N-4 for the Canada Life of America Variable Annuity Account 2 and to file the same, with exhibits thereto and other documents, in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Date: March 10, 2000


                              /s/Stephen H. Zimmerman
                              -----------------------
                              Stephen H. Zimmerman